SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) January 29, 1998
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                   PRINCETON VIDEO IMAGE, INC.
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       (Exact Name of Registrant as Specified in Charter)


       New Jersey           000-23415             22-3062052
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(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)



15 Princess Road, Lawrenceville, New Jersey             08648

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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (609) 912-9400
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  (Former Name or Former Address, If Changed Since Last Report)


Item 5. Other Events.

     At a meeting held on January 29, 1998, the Board of Directors of the Registrant adopted amendments to the Registrant's By-laws to create the office of Chief Financial Officer.

     The Registrant and Lawrence Epstein have entered into an Employment Agreement dated as of February 5, 1998 (the "Agreement"), pursuant to which Mr. Epstein will serve as Chief Financial Officer and Vice President of Finance of the Registrant until February 5, 1999, subject to automatic annual extensions.
Mr. Epstein was also elected by the Registrant's Board of Directors to the office of Treasurer of the Registrant. Brown F Williams, who resigned as the Treasurer of the Registrant, will continue to serve as the Chairman of the Board of the Registrant.

     On February 6, 1998 the Registrant issued the following press release relating to the Agreement:

     "PRINCETON VIDEO IMAGE, INC. NAMES LAWRENCE EPSTEIN AS
                    NEW CHIEF FINANCIAL OFFICER


     "Lawrenceville, NJ, February 6, 1998 -- Princeton Video Image, Inc. (Nasdaq: PVII) today announced that it has named Lawrence Epstein to the new positions of Chief Financial Officer and Vice President of Finance.
     "Mr. Epstein, 43, is currently Chief Financial Officer and Vice President of Finance and Administration for Primestar Partners, LP, the nation's second largest Direct Broadcast Satellite provider, where he is responsible for overall financial management as well as strategic and long-range planning. Prior to his tenure at Primestar, Mr. Epstein held several senior financial positions with a number of CBS, Inc. (NYSE: CBS) units, including the CBS Television Network, CBS News and CBS owned-and-operated stations.
     "Brown Williams, Chairman of Princeton Video Image, Inc. commented, 'Larry's exceptional background makes him highly qualified for his new position. His twenty years' experience in the TV industry, combined with his track record of helping a small company become a dominant player in the industry, makes Larry an extremely valuable addition to our management team.'
     "Princeton Video Image, Inc. developed and is marketing a real-time video insertion system that, through patented pattern recognition technology places computer-generated electronic advertising images into television broadcasts of sporting and other events. As seen most recently in the international broadcast of SuperBowl XXXII, these electronic images can range from simple corporate names or logos to sophisticated, 3-D animated productions."

                               ###


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         The following Exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K.

3.1  By-laws, as amended.

10.1 Employment Agreement, dated as of February 5, 1998, between the Registrant and Lawrence Epstein.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Princeton Video Image, Inc.


                              By: /s/ Brown F Williams
                                  -------------------------------
                                  Brown F Williams
                                  Chairman of the Board


Date: February 11, 1998

                          EXHIBIT INDEX

Exhibit
  No.     Description of Exhibit

 3.1   By-laws, as amended.

 10.1 Employment Agreement, dated as of February 5, 1998, between the Registrant and Lawrence Epstein.